NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

800-848-0920

NVIT GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: March 29, 2016

To the shareholders of the NVIT Growth Fund (formerly, American Century NVIT Growth Fund), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the NVIT Growth Fund:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the NVIT Growth Fund, which will be held on March 29, 2016, at 10:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. The purpose of the Meeting is to vote on the following proposal (the “Proposal”):

1.	To approve a Plan of Reorganization (the “Plan”) by the Trust, on behalf of its series, the NVIT Large Cap Growth Fund (the “Acquiring Fund”) and the NVIT Growth Fund (the “Target Fund”) which provides for: (i) the acquisition by the Acquiring Fund of all of the property and assets of the Target Fund, in exchange solely for Class I and Class II shares of the Acquiring Fund; (ii) the pro rata distribution of Class I shares of the Acquiring Fund to the shareholders of the Target Fund holding Class I and Class IV shares of the Target Fund, and of Class II shares of the Acquiring Fund to the shareholders of the Target Fund holding Class II shares of the Target Fund; and (iii) the liquidation and dissolution of the Target Fund, all upon and subject to the terms and conditions of the Plan.

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

A copy of the form of the Plan, which more completely describes the transaction proposed, is attached as Exhibit A to the attached Proxy Statement/Prospectus.

Shareholders of record of the Target Fund as of the regular close of business of the New York Stock Exchange on December 14, 2015, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

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By Order of the Board of Trustees of the Trust,

Eric E. Miller,

Secretary

February 8, 2016

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card (or voting instruction form). Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

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NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

800-848-0920

NVIT GROWTH FUND

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a Notice, Proxy Statement/Prospectus, and proxy card(s)/voting instruction form(s) for a Special Meeting of Shareholders (the “Meeting”) relating to the NVIT Growth Fund (formerly, American Century NVIT Growth Fund) (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). The Meeting will be held on March 29, 2016, at 10:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

The purpose of the Meeting is to vote on an important proposal (the “Proposal”) that affects the Fund and your investment in the Fund. As a shareholder of the Fund, you have the opportunity to voice your opinion on the matters that affect the Fund. This package contains information about the Proposal and the materials to use when voting by mail, by telephone or through the Internet.

The Proposal has been carefully reviewed by the Board of Trustees of the Trust (the “Board”). The Board believes that the Proposal is in the best interests of the Fund. The Board recommends that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s)/voting instruction form(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call the Trust at (800) 848-0920.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

THE REORGANIZATION

The following is a brief overview of the Proposal to be voted upon at the meeting of shareholders scheduled for March 29, 2016 (the “Meeting”). Your vote is important. Please read the full text of the Proxy Statement/Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Nationwide Variable Insurance Trust (the “Trust”) at (800) 848-0920. We appreciate your decision to invest with Nationwide Variable Insurance Trust and we look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the NVIT Growth Fund (formerly, American Century NVIT Growth Fund) (the “Target Fund”) are being asked to vote to approve a Plan of Reorganization (the “Plan”) whereby the NVIT Large Cap Growth Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), another series of the Trust, would acquire all of the property and assets of the Target Fund in exchange for shares of the Acquiring Fund (the “Proposal”), subject to the terms and conditions of the Plan.

Why has the reorganization been proposed?

Although the Target Fund and the Acquiring Fund have different operating histories, the Funds share substantially the same investment mandate and have experienced little asset growth. For this reason, Nationwide Fund Advisors (“NFA” or the “Adviser”), the investment adviser to all of the series of the Trust, including the Target Fund and the Acquiring Fund, recommends reorganizing the Funds together in order to reduce product duplication and produce operational efficiencies and cost savings to shareholders.

Although the Target Fund’s performance history is longer than the Acquiring Fund’s, the Acquiring Fund has lower operating expenses and considerably greater assets than the Target Fund. Reorganizing the Target Fund into the Acquiring Fund will provide the Target Fund’s shareholders with considerable savings primarily as a result of a lower advisory fee rate of the Acquiring Fund. Other operating expenses are also lower for the Acquiring Fund than the Target Fund, due to the comparatively large size of the Acquiring Fund. As a result of the reorganization, Target Fund shareholders would immediately realize total operating expense savings of approximately 0.11% primary as a result of a lower advisory fee rate of the Acquiring Fund.

The reorganization will allow Target Fund shareholders to continue investing in a large-cap growth style fund, but with greater efficiencies and cost reductions offered by both the Acquiring Fund’s lower advisory fee rates and the economies of scale afforded by a significantly larger pool of assets. NFA and the Board believe that the Proposal is in the best interests of both the Target Fund and the Acquiring Fund.

How will the reorganization work?

If shareholders of the Target Fund approve the Plan of Reorganization, all of the Target Fund’s assets will be transferred to the Acquiring Fund in exchange solely for Class I shares and Class II shares of the Acquiring Fund equal in value to the assets of the Target Fund that are transferred to the Acquiring Fund (the “Transaction”). Such shares of the Acquiring Fund will then be distributed pro rata to the shareholders of the Target Fund, and the Target Fund will be liquidated and dissolved. The Transaction will result in Class I and Class IV shares of the Target Fund being exchanged for Class I shares of the Acquiring Fund equal in value to (but having a different price per share than) shares of the Target Fund, and in Class II shares of the Target Fund being exchanged for Class II shares of the Acquiring Fund equal in value to (but having a different price per share than) shares of the Target Fund. To the extent that the liabilities of the Target Fund are not discharged on or prior to the last business day prior to the date agreed upon for the exchange (which is currently anticipated to occur on or around April 25, 2016), the Acquiring Fund will assume the liabilities of the Target Fund.

Note that Class IV shares of the Target Fund has identical features to Class I shares of the Target Fund, and that the Acquiring Fund does not issue Class IV shares. As such, Class IV shares of the Target Fund will be exchanged for Class I shares of the Acquiring Fund. Class I and Class II shares of the Target Fund have identical features to Class I and Class II shares, respectively, of the Acquiring Fund.

More detailed information about the transfer of assets by the Target Fund and the issuance of shares by the Acquiring Fund can be found in the Proxy Statement/Prospectus.

Will portfolio management change?

No. NFA manages the investment of assets and supervises the daily business affairs of both Funds, subject to the supervision of the Board, and will continue to manage the Acquiring Fund after the reorganization. NFA also determines the allocation of each Fund’s assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. Boston Advisors, LLC (“Boston Advisors”) recently became the subadviser to both Funds. More information about Boston Advisors and the portfolio managers can be found in the Proxy Statement/Prospectus.

How will the Transaction benefit shareholders?

Shareholders may benefit from the Transaction in the following ways:

•	Following the appointment of Boston Advisors as the subadviser to each Fund, effective December 10, 2015, the Target Fund and the Acquiring Fund have identical strategies, investing primarily in large-cap companies, utilizing a growth style of investing. Reorganizing the Funds together will eliminate competition between the two Funds for new assets providing an opportunity for asset growth and potential economies of scale as a result.

•	By consolidating the assets of the Funds into one Fund, the surviving Fund may provide meaningful expense savings to all shareholders, potentially resulting in improved performance. By way of example, as a result of the reorganization, the Target Fund’s shareholders would immediately realize total operating expense savings of approximately 0.11%. Other fund expenses also may decline as they constitute proportionately lower percentages when shared across a larger asset base. (There can be no assurance, however, that such savings will be realized.)

•	The Transaction is expected to be structured as a tax-free reorganization so that for federal income tax purposes: (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund; and (ii) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Target Fund’s assets.

•	The expenses of entering into and carrying out the provisions of the Plan, whether or not consummated, shall be borne by NFA (other than brokerage costs).

GENERAL INFORMATION

Has the Board approved the Proposal?

Yes. The Board has unanimously approved the Proposal and recommends that you vote to approve it.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Target Fund that you own as of the regular close of business of the New York Stock Exchange on the record date. The record date is December 14, 2015.

How do I vote my shares?

You can vote your shares:

(1) by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) over the Internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call Broadridge Financial Solutions, Inc. (“Broadridge”) the Target Fund’s proxy solicitor, at 855-973-0097, Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?

You should read the Proxy Statement/Prospectus that provides details regarding the Proposal.

PROXY STATEMENT/PROSPECTUS

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NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

800-848-0920

PROXY STATEMENT/PROSPECTUS

Dated February 8, 2016

Acquisition of the Assets of:

NVIT GROWTH FUND

(a series of Nationwide Variable Insurance Trust)

By and in exchange for shares of:

NVIT LARGE CAP GROWTH FUND

(a series of Nationwide Variable Insurance Trust)

This Proxy Statement/Prospectus solicits proxies to be voted at a meeting of shareholders (the “Meeting”) of the NVIT Growth Fund (formerly, American Century NVIT Growth Fund) (the “Target Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on the proposal (the “Proposal”), as more fully described below. At the Meeting, shareholders of the Target Fund will be asked to approve or disapprove a Plan of Reorganization (the “Plan”) with respect to the Target Fund. If shareholders vote to approve the Plan, all of the assets of the Target Fund will be acquired by the NVIT Large Cap Growth Fund, also a series of the Trust (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”), in exchange for Class I shares and Class II shares of the Acquiring Fund. The Target Fund will then be liquidated and dissolved. The principal office of the Trust is 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. You can reach the offices of the Trust by telephone by calling (800) 848-0920. The Proxy Statement/Prospectus also is available on the Internet at www.nationwide.com/mutualfundsshareholdernews.

The Meeting will be held on March 29, 2016, at 10:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. The Board, on behalf of the Target Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about February 22, 2016.

Although the Target Fund and the Acquiring Fund have different operating histories, the Funds share substantially the same investment mandate and have experienced little asset growth. For this reason, Nationwide Fund Advisors (“NFA” or the “Adviser”), the investment adviser to all of the series of the Trust, including the Target Fund and the Acquiring Fund, recommends reorganizing the Funds together in order to reduce product duplication and produce operational efficiencies and cost savings to shareholders. Each Fund is a diversified series of the Trust.

This Proxy Statement/Prospectus sets forth the information you should know before voting on the Proposal and provides information about an investment in the Acquiring Fund, which is relevant if you are a shareholder of the Target Fund. You should retain this Proxy Statement/Prospectus for future reference. A Statement of Additional Information dated February 8, 2016 (the “Statement of Additional Information”), relating to this Proxy Statement/Prospectus contains more information about the Acquiring Fund, the Target Fund and the Proposal, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund, dated April 30, 2015 (1933 Act File No. 002-73024) and as amended to date (the “Acquiring Fund Prospectus”), is incorporated herein by reference, and is considered a part of this Proxy Statement/Prospectus, and is intended to provide you with information about the Acquiring Fund. The prospectus of the Target Fund, dated April 30, 2015 (1933 Act File No. 002-73024) and as amended to date, provides additional information about the Target Fund and is incorporated herein by reference.

You can request a free copy of the Statement of Additional Information, Acquiring Fund or Target Fund Prospectus, the Annual Report to Shareholders of the Acquiring Fund or Target Fund for the fiscal years ended December 31, 2014 and December 31, 2015 (when available) (collectively the “Annual Reports”) or the Semiannual Report to Shareholders of the Acquiring Fund or Target Fund for the period ended June 30, 2015, by calling (800) 848-0920, or by writing to the Trust at: 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Acquiring Fund and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

This Proxy Statement/Prospectus is also being furnished by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Target Fund. All owners (“Contract Owners”) of Variable Contracts who, as of December 14, 2015, had selected the Target Fund as an underlying investment option within their Variable Contract will receive this Proxy Statement/Prospectus.

For purposes of this Proxy Statement/Prospectus, the terms “you,” “your,” and “shareholder” refer to both Contract Owners who invest in the Target Fund through their Variable Contracts as well as Nationwide Life and the Participating Insurance Companies.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY OF THE PROPOSAL

This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan, attached as Exhibit A, and the Acquiring Fund Prospectus included with this Proxy Statement/Prospectus.

What Proposal am I voting on?

At a meeting held on December 9, 2015, the Board, on behalf of the Target Fund and the Acquiring Fund, considered the Proposal to reorganize the Target Fund with and into the Acquiring Fund, approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan.

Shareholders of the Target Fund are being asked to consider and approve the Plan that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund as summarized below. The Plan provides for: (i) the acquisition by the Acquiring Fund of all of the property and assets of the Target Fund in exchange solely for Class I and II shares of the Acquiring Fund; (ii) the pro rata distribution of Class I shares of the Acquiring Fund to shareholders of the Target Fund holding Class I and Class IV shares of the Target Fund, and of Class II shares of the Acquiring Fund to shareholders of the Target Fund holding Class II shares of the Target Fund; and (iii) the liquidation and dissolution of the Target Fund. The proposed transaction for the Target Fund is referred to in this Proxy Statement/Prospectus as the “Transaction.” The Board approved the Plan unanimously and recommends that shareholders of the Target Fund approve the Plan.

If shareholders of the Target Fund approve the Plan, all of the Target Fund’s assets will be transferred to the Acquiring Fund in exchange for the Acquiring Fund’s shares equal in value to the assets of the Target Fund that are transferred to the Acquiring Fund. The Acquiring Fund shares will then be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be liquidated and dissolved.

The Transaction, if approved, will result in your shares of the Target Fund being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Target Fund. In particular, Class I and Class IV shares of the Target Fund will merge with and into Class I shares of the Acquiring Fund. In addition, Class II shares of the Target Fund will merge with and into Class II shares of the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around April 25, 2016. To the extent that the liabilities of the Target Fund are not discharged on or prior to the last business day prior to the Closing Date, the Acquiring Fund will assume the liabilities of the Target Fund.

For the reasons set forth below under “Reasons for the Transaction,” the Board has concluded that the Transaction is in the best interests of the Target Fund and Acquiring Fund. The Board also has concluded that the interests of the existing shareholders of both the Target Fund and the Acquiring Fund will not be diluted as a result of the Transaction.

THE BOARD RECOMMENDS THAT

YOU VOTE TO APPROVE THE PROPOSAL

How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?

Investment Objectives. The Target Fund seeks long-term capital appreciation, whereas the Acquiring Fund seeks long-term capital growth. The Target Fund’s and Acquiring Fund’s investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies and Policies. Following the appointment of Boston Advisors, LLC (“Boston Advisors”) as the subadviser to each Fund, effective December 10, 2015, the principal investment strategies of the Target Fund are identical to the principal strategies of the Acquiring Fund. Both Funds invest, under normal circumstances, at least 80% of their respective net assets in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, both Funds seek companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. In addition, as a result of Boston Advisors recently becoming the subadviser to both Funds, both Funds are managed by the same portfolio management team. Each Fund is classified as “diversified” under applicable federal law and will not concentrate its investments in any one industry.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?

As with most investments, investments in the Funds involve certain principal risks. There can be no guarantee against losses resulting from an investment in the Funds, nor is there any assurance that the Funds will achieve their investment objectives. The principal risks associated with an investment in the Target Fund are identical to the principal risks associated with an investment in the Acquiring Fund.

Equity securities risk. The Funds both invest primarily in common stocks issued by large-cap companies and are subject to the risk of volatile stock markets. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risk. Both Funds are subject to market risk, which is the risk that one or more markets in which each Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. Both Funds are also subject to selection risk, which is the risk that the securities selected by the Funds’ subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Growth style risk. The Funds’ investments in growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk. Both Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and may adversely impact the Funds’ performance.

For further information about the principal risks of investing in the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the general tax consequences of the Transaction?

It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Acquiring Fund pursuant to the Transaction. For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of the Target Fund. Contract Owners should ask their own tax advisors for more information on their own tax situations. For further information about the federal tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

For more detailed information about the federal income tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

Who manages the Funds?

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds and will continue to manage the Acquiring Fund after the reorganization. Subject to the supervision of the Board, NFA also determines the allocation of each Fund’s assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). As of October 31, 2015, NFA managed in the aggregate approximately $59.5 billion in assets.

Subject to the supervision of NFA and the Board, one or more subadvisers will manage all or a portion of each Fund’s assets in accordance with each Fund’s investment objectives and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

On December 10, 2015, Boston Advisors became the subadviser for both Funds and is located at One Liberty Square, 10th Floor, Boston, MA 02109. Boston Advisors is a privately held majority employee-owned firm. As of September 30, 2015, Boston Advisors had $3.1 billion in assets under management. Effective December 10, 2015, Boston Advisers began serving as a subadviser to each Fund, following the termination of American Century Investment Management, Inc. as the subadviser for the Target Fund, and The Boston Company Asset Management, LLC as the subadviser for the Acquiring Fund. Boston Advisors will continue to subadvise the Acquiring Fund after the reorganization.

Boston Advisors, LLC

Douglas Riley, Michael J. Vogelzang, David Hanna, Edward Mulrane and James W. Gaul are jointly and primarily responsible for the day-to-day operations of the Funds.

Mr. Riley, Senior Vice President and Portfolio Manager at Boston Advisors, is a member of the Institutional Equity Team, and has primary responsibility for the firm’s growth equity strategies. Prior to joining Boston Advisors in 1991, Mr. Riley was a Vice President and Portfolio Manager at Babson-United Investment Advisors. Mr. Riley earned a B.S. degree in Business Administration and Finance from Emory University and a M.B.A. degree from Northeastern University. Mr. Riley holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analysts Society.

Mr. Vogelzang, President and Chief Investment Officer at Boston Advisors, has managed Boston Advisors since 1997. Mr. Vogelzang is responsible for overseeing the firm’s equity, fixed-income and alternative investment activities, risk management strategy, and general business practices. Mr. Vogelzang earned a B.A. degree in economics and political science from Calvin College in Grand Rapids, MI and attended Boston University’s Graduate School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society.

Mr. Hanna is Senior Vice President and Director of Research and Alternative Investments at Boston Advisors. Mr. Hanna began his career at Boston Advisors in 2005. Mr. Hanna is a portfolio manager on the Broad Allocation Strategies team, which manages a global tactical asset allocation product, where he focuses on commodities and currencies. Mr. Hanna also directs the quantitative research of the firm that relates to stock selection, asset class selection and risk modeling. Mr. Hanna earned a B.S. in Finance from the Pennsylvania State University in 1987 and completed an honors degree with a thesis on derivatives hedging. Mr. Hanna also attended the Institute Universitaire de Technologie in Nice, France, focusing on European Business.

Mr. Mulrane, Vice President and Quantitative Research Analyst at Boston Advisors, focuses on model research for traditional and alternative investment management efforts. Prior to joining Boston Advisors in 2009, Mr. Mulrane spent over six years in the semiconductor and technology industries as a Senior Design Engineer with Advanced Micro Devices and a R&D Engineer with Hewlett-Packard. Mr. Mulrane earned an MBA with High Honors and an MS in Mathematical Finance, both from Boston University. He also holds a Master and Bachelor of Science in Computer Engineering from Rochester Institute of Technology. Mr. Mulrane holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society and the CFA Institute.

Mr. Gaul, Vice President and Portfolio Manager at Boston Advisors, joined Boston Advisors in July 2005. As Vice President and Portfolio Manager, he serves as lead portfolio manager for the firm’s fixed-income strategies and is a portfolio manager on the Broad Allocation Strategy team, where he focuses on fixed income and currency investments. Mr. Gaul also serves as lead portfolio manager on the firm’s Equity Income Strategy and chairs the firm’s Asset Allocation Committee. Mr. Gaul earned a Masters of Science in Investment Management with High Honors at the Boston University Graduate School of Management, a B.S. in Investments from Babson College and is a member of Beta Gamma Sigma International Honor Society. Mr. Gaul holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society.

The SAI for the Target Fund and Acquiring Fund, dated April 30, 2015, and as supplemented, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the SAI for the Funds, please see the section entitled, “More Information about the Funds.”

What are the fees and expenses of each Fund and what might they be after the Transaction?

The following tables describe the fees and expenses that you may pay when buying and holding shares of the Funds, depending on the share class you hold, followed by those estimated to be charged with respect to the corresponding class of shares of the Acquiring Fund after the Transaction. The operating expenses shown for the Target Fund and Acquiring Fund are based on expenses incurred during the Funds’ most recent fiscal year ended December 31, 2014, as restated to reflect current fee waivers. In addition, the fees and expenses do not include sales charges and other expenses that may be imposed by Variable Contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the Variable Contract’s prospectus.

FEE TABLES FOR THE FUNDS*

Class I Shares

	Actual		Pro forma
	Target Fund – Class I	Acquiring Fund – Class I	Acquiring Fund – Class I After Transaction with Target Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.86%	0.68%	0.67%
Fee Waiver/Expense Reimbursement	(0.14)%[1,2]	(0.07)%[1,3,4]	(0.06)%[1,3,4]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.72%	0.61%	0.61%

Class IV Shares

	Actual		Pro forma
	Target Fund – Class IV	Acquiring Fund – Class I	Acquiring Fund – Class I After Transaction with Target Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.86%	0.68%	0.67%
Fee Waiver/Expense Reimbursement	(0.14)%[1,2]	(0.07)%[1,3,4]	(0.06)%[1,3,4]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.72%	0.61%	0.61%

Class II Shares

	Actual		Pro forma
	Target Fund – Class II	Acquiring Fund – Class II	Acquiring Fund – Class II after Transaction with Target Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.26%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.11%	0.93%	0.92%
Fee Waiver/Expense Reimbursement	(0.14)%[1,2]	(0.07)%[1,3,4]	(0.06)%[1,3,4]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.97%	0.86%	0.86%

*	Expense ratios reflect annual fund operating expenses for the fiscal year ended December 31, 2014. Pro forma expenses are estimated as if the Transaction occurred on July 1, 2014.
1.	“Fee Waiver/Expense Reimbursement” has been restated to reflect current fee waivers.

2.	The Trust and the Advisor have entered into a written contract waiving 0.139% of the management fee to which the Advisor would be entitled until May 1, 2017. The written contract may be changed or eliminated only with the consent of the Board of Trustees.
3.	The Trust and the Advisor have entered into a written contract limiting annual fund operating expenses to 0.65% and 0.90%, for Class I and Class II shares, respectively, until April 30, 2017. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses, or the current expense limitation, if different.
4.	In addition to the fees waived pursuant to the expense limitation agreement described in footnote 3, the Adviser and the Trust have entered into a written contract in which the Adviser has agreed to waive 0.038% of the management fee to which the Adviser would be entitled until May 1, 2017. The written contract may be changed or eliminated only with the consent of the Board of Trustees.

Examples

These Examples are intended to help you compare the costs of investing in Target Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Transaction. The Examples, however, do not include charges that are imposed by Variable Contracts. If these charges were reflected, the expenses listed below would be higher. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class I

	1 Year	3 Years	5 Years	10 Years
Target Fund – Class I shares	$74	$261	$463	$1,048
Target Fund – Class IV shares	74	261	463	1,048
Acquiring Fund – Class I shares	63	211	372	840
Pro forma Acquiring Fund – Class I shares (after the Transaction with Target Fund)	63	209	367	829

Class II

	1 Year	3 Years	5 Years	10 Years
Target Fund – Class II shares	$99	$339	$598	$1,339
Acquiring Fund – Class II shares	88	290	508	1,137
Pro forma Acquiring Fund – Class II shares (after the Transaction with Target Fund)	88	287	504	1,126

These are just examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of the Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

The following bar chart and table provide some indication of the risks of investing in the Funds. The bar chart shows the volatility or variability of the Funds’ annual total returns over time and shows that Funds performance can change from year to year. The table shows the Funds’ average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Funds will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Effective December 10, 2015, Boston Advisors began serving as a subadviser to each Fund, following the termination of American Century Investment Management, Inc. as the subadviser for the Target Fund, and The Boston Company Asset Management, LLC as the subadviser for the Acquiring Fund. Performance prior to that date is attributable to the former subadviser(s) to each Portfolio.

ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31,)

Target Fund – Class I

Highest Quarter: 15.92% 1st Qtr 2012

Lowest Quarter: 20.65% 4th Qtr 2008

Acquiring Fund – Class I

Highest Quarter: 16.54% 1st Qtr 2012

Lowest Quarter: 14.92% 3rd Qtr 2011

The inception date for Class II shares of the Target Fund is May 2, 2011. Pre-inception historical performance for Class II shares of the Target Fund is based on the previous performance of Class I shares of the Target Fund. Performance for Class II shares of the Target Fund has been adjusted to reflect that share class’s higher expenses than those of Class I shares of the Target Fund.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2015)

	1 Year	5 Years	10 Years*
Target Fund – Class I	4.67%	11.35%	7.80%
Acquiring Fund – Class I	5.09%	12.65%	N/A
Target Fund – Class II	4.36%	11.07%	7.53%
Acquiring Fund – Class II	4.82%	12.36%	N/A
Target Fund – Class IV	4.62%	11.34%	7.80%
Acquiring Fund – Class I	5.09%	12.65%	N/A
Performance Benchmark For Target Fund and Acquiring Fund
Russell 1000 Growth Index	5.67%	13.53%	8.53%

*	Class I and Class II shares of the Acquiring Fund commenced operations on March 25, 2009. Benchmark performance is for 10 years.

Where can I find more financial information about the Funds?

The Target Fund’s and Acquiring Fund’s Annual Reports contain a discussion of each Fund’s performance during their fiscal years ending December 31, 2014 and show per share information for each of the previous five fiscal years. Each Fund’s Annual Report for the fiscal year ended December 31, 2015 will be available on or after February 28, 2016. These documents, and each Fund’s most recent Semiannual Report (June 30, 2015, for each Fund) are available upon request. (See “More Information about the Funds”).

What are other key features of the Funds?

Investment Advisory Fees. NFA is the investment adviser of each Fund. NFA has entered into separate investment advisory agreements relating to each Fund and each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee
Target Fund

0.60% on assets up to $250 million

0.575% on assets of $250 million and more but less than $1 billion

0.55% on assets of $1 billion and more but less than $2 billion

0.525% on assets of $2 billion and more but less than $5 billion

0.50% on assets of $5 billion and more

Acquiring Fund	0.50% on assets up to $500 million 0.475% on assets of $500 million and more but less than $1 billion 0.45% on assets of $1 billion and more

As of September 30, 2015, the Target Fund had not achieved sufficient asset size to qualify for any of the investment advisory fee breakpoints detailed in the above chart. The Acquiring Fund, however, had achieved sufficient asset size to qualify for the first two breakpoints detailed above.

NFA pays a subadvisory fee to the subadviser based out of the investment advisory fee NFA receives.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Target Fund, if applicable, and the Acquiring Fund will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2016 to June 30, 2016.

Distribution Services. Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as principal underwriter for both Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon the sale of shares of each Fund. The Underwriting Agreement with the Trust covers both Funds.

Rule 12b-1 Plans. The Trust has adopted a distribution plan under Rule 12b-1 (the “Distribution Plan”) of the Investment Company Act of 1940 (the “1940 Act”), which permits the funds to compensate Nationwide Fund Distributors LLC (“NFD”) for expenses associated with distributing and selling Class II shares of the Target Fund and the Acquiring Fund. Under the Distribution Plan, the Funds pay the Distributor from their Class II shares, as applicable, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Fund’s Class II shares’ average daily net assets. The Rule 12b-1 Plan applies to both Funds.

Purchase, Exchange and Redemption Procedures. Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange and redemption of Fund shares. You may refer to the prospectus for the Funds under the section entitled “Investing with Nationwide Funds” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of each Fund’s shares. In summary, the purchase, exchange, and redemption price of each share of the Funds is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed or exchanged at any time, subject to certain restrictions. Your Variable Contract may impose a sales charge and, because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact their insurance company directly for details concerning these transactions.

Dividends, Distributions and Taxes. Generally, there are no differences between each Fund’s procedures with regard to dividends, distributions and taxes. You may refer to the prospectus for the Funds under the section entitled “Distributions and Taxes.” In summary, substantially all of each Fund’s net investment income, if any, is declared and paid as a dividend quarterly. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash. Generally, Contract Owners are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates, subject to certain early withdrawal penalties.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES,

POLICIES AND PRINCIPAL RISKS

This section describes the investment objectives, principal strategies and the key investment policies of the Funds, and certain noteworthy differences between such objectives, principal strategies and policies, as well as the principal risks associated with such objectives, principal strategies and policies. For a complete description of the Acquiring Fund’s principal strategies, policies and principal risks, you should read the Acquiring Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Target Fund compared to the Acquiring Fund?

The Target Fund seeks long-term capital appreciation while the Acquiring Fund seeks long-term capital growth. There are no significant differences in their investment objectives. The Target Fund’s and Acquiring Fund’s investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Are there any significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?

The principal strategies of the two Funds are identical. Each Fund is classified as “diversified” under applicable federal law and will not concentrate its investments in any one industry.

Under normal circumstances, both Funds invest at least 80% of their respective net assets in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Funds seek companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Funds, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Funds generally will sell a stock when, under the subadviser’s model, its ranking declines. The Funds also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Funds may engage in active and frequent trading of portfolio securities.

How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?

The Funds have adopted substantially similar fundamental investment restrictions. The fundamental restrictions for both Funds are nearly identical except with respect to the Target Fund’s fundamental investment restriction regarding the purchase of securities on margin, which is a non-fundamental restriction for the Acquiring Fund. Each Fund’s respective restriction with regard to the purchase of securities on margin is set forth below:

The Target Fund’s Fundamental Restriction

May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The Acquiring Fund’s Non-Fundamental Restriction

May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

Neither Fund may change any of its fundamental investment restrictions without a prior Majority Vote of its shareholders (as defined below). The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated April 30, 2015 (1933 Act File No. 002-73024), which is incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus and is available upon request.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund’s ability to achieve its objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. If the value of the Fund’s investments goes down, you may lose money.

Investments in both Funds are subject to the following principal risks:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risk – market risk is the risk that one or more markets in which the Funds invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Funds’ subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Funds’ performance.

REASONS FOR THE TRANSACTION

NFA discussed the proposed reorganization of the Target Fund into the Acquiring Fund with the Funds’ Board at its December 9, 2015 meeting. NFA informed the Board that the Transaction offers Target Fund shareholders the opportunity to participate in a larger combined fund with a similar investment objective and identical investment policies and strategies to the Target Fund. In addition, NFA informed the Board that the Transaction would provide Target Fund shareholders with immediate savings due to a lower advisory fee rate and reduced operating expenses following the Transaction. NFA informed the Board that the Transaction would result in the consolidation of assets into the Acquiring Fund, which may be able to operate more efficiently with the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base.

NFA also advised the Board that the Target Fund had been unable to successfully attract assets in the crowded large cap growth investment space, but that a larger combined fund advised by Boston Advisors may provide opportunities for future asset growth. NFA informed the Board that it does not believe the Target Fund can gather meaningful new assets to operate more efficiently. NFA advised that reorganizing the Target Fund into the Acquiring Fund will allow the Target Fund’s shareholders to continue investing in a large-cap growth style fund, managed by the same portfolio management team, but with greater efficiencies and cost reductions offered by both the Acquiring Fund’s lower total annual fund expenses and the economies of scale afforded by a significantly larger pool of assets. Therefore, NFA believes that the Transaction will enhance the Acquiring Fund’s ability to attract new assets over the long-term.

The Board, including the Independent Trustees, of the Target Fund considered the following matters, among others, in unanimously approving the Transaction:

1.	The similarities of the Target Fund’s and Acquiring Fund’s investment objective, principal strategies, policies, restrictions and principal risks;

2.	The absolute and relative investment performance of the Funds as of September 30, 2015;

3.	The potential for asset growth over time resulting from a larger combined fund;

4.	That, after the Transaction, each share class of the combined fund will have a lower expense ratio (on a gross and net basis) than each corresponding share class of the Target Fund, and that the combined fund is anticipated to have a lower expense ratio (on a gross basis) and the same expense ratios (on a net basis) as the Acquiring Fund;

5.	The anticipated federal income tax consequences of the Transaction with respect to each Fund and its shareholders;

6.	That the Target Fund and the Acquiring Fund have the same investment adviser and subadviser and are managed by the same portfolio management team, pursuant to identical strategies, and that the combined fund will continue to be managed by such portfolio management team, pursuant to the same strategy, after the Transaction;

7.	The agreement by NFA to bear the costs (excluding brokerage costs, if any) related to the Transaction, including the costs associated with the delivery of this Prospectus/Proxy and the solicitation of proxies; and

8.	Shares of the Target Fund will be exchanged for shares of the Acquiring Fund on the basis of their respective net asset values, and therefore no dilution of shareholder interest will occur.

NFA advised the Board that the shareholders of the Acquiring Fund may also benefit from the Transaction as a result of the increase in size of the combined fund and the potential for related operational efficiencies and cost savings. In addition, NFA informed the Board that the operating expenses of the Acquiring Fund would not increase as a result of the Transaction. Based on its review of these factors and the other information presented to it, and on the basis of NFA’s recommendations, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, determined that the Transaction would be in the best interests of each Fund and that the interests of the shareholders of each Fund will not be diluted as a result of effecting the Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF NATIONWIDE

VARIABLE INSURANCE TRUST ON BEHALF OF THE TARGET FUND, UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

If the shareholders of the Target Fund do not approve the Plan, the Board may consider other possible courses of action for the Target Fund, including liquidation and dissolution of the Target Fund.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

If the shareholders of the Target Fund approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions of the Plan.

If the shareholders of the Target Fund approve the Plan, the Target Fund will deliver to the Acquiring Fund all of its respective assets on the Closing Date (which is currently anticipated to occur on or around April 25, 2016). In exchange, the Trust, on behalf of the Target Fund, will receive the Acquiring Fund’s shares to be distributed pro rata to the Target Fund’s shareholders. The value of the assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the “Valuation Date”). Both Funds are subject to the same Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s net asset value.

If the Transaction is approved, the stock transfer books of the Target Fund will be permanently closed as of the close of business of the NYSE on the last business day before the Valuation Date. The Target Fund will accept requests for purchases and redemptions only if received in proper form before that time. Requests received after that time will be considered requests to purchase or redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended without shareholder approval at the direction of the Board. The Board also may agree to terminate and abandon the Transaction at any time before or after the approval of shareholders of the Target Fund or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

The expenses related to the Transaction (approximately $163,500, excluding brokerage costs), including the costs associated with the solicitation of proxies, will be paid by NFA, whether or not consummated. Brokerage costs following the reorganization will be paid by the Acquiring Fund, which ultimately are paid by all shareholders of the combined Acquiring Fund.

What will happen to the Target Fund if the Transaction is not approved by the shareholders of the Target Fund?

If the transaction is not approved by the Target Fund shareholders, NFA and the Board will consider other alternatives, including the liquidation and dissolution of the Target Fund.

What are the tax consequences of the Transaction?

The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Transaction, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or upon the distribution of those Acquiring Fund shares to the shareholders of the Target Fund, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the Transaction, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Target Fund Shares and the fair market value of the Acquiring Fund Shares it received. However, in light of the tax-favored status of the shareholders of the Acquiring Fund and the Target Fund, which are Nationwide Life, the Participating Insurance Companies and their separate accounts, failure of the Transaction to qualify as a tax-free reorganization should not result in any material adverse federal income tax consequences to the shareholders of either Fund or to Contract Owners that have selected either Fund as an investment option. The following discussion assumes the Transaction qualifies as a tax-free reorganization for federal income tax purposes.

Target Fund Dividend Distribution. Prior to the closing of the Transaction, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Transaction.

State and Local Taxes. You should consult your tax advisor about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Acquiring Fund?

Note that Class IV shares of the Target Fund has identical features to Class I shares of the Target Fund, and that the Acquiring Fund does not issue Class IV shares. As such, Class IV shares of the Target Fund will be exchanged for Class I shares of the Acquiring Fund. Class I and Class II shares of the Target Fund have identical features to Class I and Class II shares, respectively, of the Acquiring Fund. If shareholders of the Target Fund approve the Plan, Class I and Class IV shares of the Target Fund will be transferred to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund and Class II shares of the Target Fund will be transferred to the Acquiring Fund in exchange for Class II shares of the Acquiring Fund. The different fees and expenses of each Class are provided above in the section “Fee Tables for the Target Fund and Acquiring Fund.”

Full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund shares to be issued in the Transaction have the same rights and privileges as your shares of the Target Fund.

Like the Target Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders also may be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

The following table sets forth, as of June 30, 2015, the separate capitalizations of the Target Fund and the Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

	Target Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1]	Pro Forma Acquiring Fund after Transaction[1] (estimated) (unaudited)
Net assets (all classes)	$195,304,987	$1,401,876,703	—	$1,597,181,690
Total shares outstanding	9,774,167	59,405,301	(1,495,315)	67,684,153

Class I net assets	$113,587,761	$1,133,016,879	—	$1,246,604,640
Class I shares outstanding	4,917,745	47,972,318	(108,780)	52,781,283
Class I net asset value per share	$23.10	$23.62	—	$23.62

Class II net assets	$56,802,288	$268,859,824	—	$325,662,112
Class II shares outstanding	3,777,628	11,432,983	(1,362,565)	13,848,046
Class II net asset value per share	$15.04	$23.52	—	$23.52

Class IV net assets	$24,914,938	—	—	$24,914,938	[2]
Class IV shares outstanding	1,078,794	—	(23,970)	13,848,046	[2]
Class IV net asset value per share	$23.10	—	—
Class I net asset value per share		$23.62		$23.62	[2]

1	Reflects the conversion of Target Fund shares for Acquiring Fund shares as a result of the Transaction.
2	Class IV shares of the Target Fund are to be issued Class I shares of the Acquiring Fund.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (“NMF”) (another trust with the separate series also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly and other reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp; and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NMF utilizes.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Additional Information. More information about the Acquiring Fund or Target Fund (1933 Act File No. 002-73024 for the Acquiring Fund and Target Fund) is incorporated herein by reference and is considered a part of this Proxy Statement/Prospectus as follows: (i) the prospectus for the Acquiring Fund dated April 30, 2015, which is incorporated by reference herein; (ii) the prospectus for the Target Fund dated April 30, 2015, which is incorporated by reference herein; (iii) the Acquiring Fund’s Statement of Additional Information dated April 30, 2015, related to the Acquiring Fund Prospectus and Target Fund’s Statement of Additional Information dated April 30, 2015, related to the Target Fund Prospectus; (iv) the Statement of Additional Information dated February 8, 2016 (relating to this Proxy Statement/Prospectus), which has been filed with the SEC and is incorporated by reference herein; (v) the Acquiring Fund’s or Target Fund’s Annual Report to Shareholders for the year ended December 31, 2014, as applicable; and (vi) the Acquiring Fund’s or Target Fund’s Semiannual Report to Shareholders for the period ended June 30, 2015. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC, by calling (800) 848-0920, by writing to the Trust: 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, or visiting nationwide.com/mutualfundsnvit.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call 202-551-8090 for hours of operation). Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of the Target Fund as of the close of business on December 14, 2015 (the “Record Date”) will be entitled to vote at the Meeting. The outstanding shares of the Target Fund entitled to vote as of the Record Date are set forth in the table below:

Target Fund	Number of Shares Outstanding
Class I	5,244,381.455
Class II	4,983,967.004
Class IV	1,176,041.22

This Proxy Statement/Prospectus, Notice of Special Meeting, proxy card, and voting instruction form were first mailed to Contract Owners on or about February 22, 2016.

What vote is necessary to approve the Plan?

Quorum. With respect to actions to be taken by the shareholders of the Target Fund on the matters described in this Proxy Statement/Prospectus, the presence in person or by proxy of 40% of the outstanding shares of the Target Fund entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (as described below) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. Nationwide Life and each Participating Insurance Company, as the shareholder of record of all of the Trust’s shares, will vote shares attributable to Variable Contracts to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

Required Vote. The Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of: (i) 67% or more of the voting securities of the Target Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Fund (“Majority Vote”).

Each share of each class of the Target Fund is entitled to one vote, and each fraction of a share of each class is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement/Prospectus sent to the Target Fund’s shareholders and to Contract Owners.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Target Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Target Fund alone would not be sufficient to approve the Proposal.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may vote to approve the Proposal for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

How will the shareholder voting be handled?

Only shareholders of record of the Target Fund as of close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of the Target Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting with respect to the Target Fund. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized offer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

How do I ensure my vote is accurately recorded?

Only shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of the Target Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement/Prospectus. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the Internet address provided on the Proxy Card(s). Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Target Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal(s) to which the proxy relates.

If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

May I revoke my proxy?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by: (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions; (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card/voting instruction form. Contract Owners should contact Nationwide Life or the Participating Insurance Company, as applicable, for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call the Trust toll-free at (800) 848-0920.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Target Fund other than those described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting with respect to the Target Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of NFA and the Board.

What other solicitations will be made?

The cost of this proxy solicitation will be paid by NFA as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge to solicit proxies and voting instructions from brokers, banks, other institutional holders, or Contract Owners, as applicable, at an anticipated estimated cost of $33,500, including out-of-pocket expenses, which will be borne by NFA as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners may also receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or ZIP code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?

The costs of the Proposal (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by NFA. Brokerage costs will be borne by the Target Fund, or the Acquiring Fund, as applicable, and ultimately, shareholders of each such Fund.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Target Fund, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of the Target Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

Fund and Class	Shares	Total Shares	Percent	Shareholder	Address
NVIT Growth Fund Class I	1,714,145.352	5,244,381.455	32.69%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class I	1,311,526.683	5,244,381.455	25.01%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class I	818,684.307	5,244,381.455	15.61%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class I	668,376.186	5,244,381.455	12.74%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class II	4,734,421.42	4,983,967.004	94.99%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class II	249,545.584	4,983,967.004	5.01%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class IV	998,965.566	1,176,041.22	84.94%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class IV	93,375.60	1,176,041.22	7.94%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

NVIT Growth Fund Class IV	77,085.20	1,176,041.22	6.55%	Nationwide Life Insurance Company C/O IPO Portfolio Accounting	PO Box 182029 Columbus OH 43218-2029

EXHIBITS TO

PROXY STATEMENT/PROSPECTUS

Exhibit
A	Form of Plan of Reorganization

B	Financial Highlights

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this     day of                 2015, is adopted by Nationwide Variable Insurance Trust (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on behalf of two of its series, NVIT Large Cap Growth Fund (the “Acquiring Fund”) and NVIT Growth Fund (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of the Acquiring Fund – Class I (“Acquiring Fund Class I Shares”), and (b) shares of beneficial interest, without par value, of the Acquiring Fund – Class II (“Acquiring Fund Class II Shares”); (ii) the distribution of (a) Acquiring Fund Class I Shares to the holders of Acquired Fund – Class I shares (“Acquired Fund Class I Shares”), (b) Acquiring Fund Class II Shares to the holders of Acquired Fund – Class II shares (“Acquired Fund Class II Shares”), and (c) Acquiring Fund Class I Shares to the holders of Acquired Fund – Class IV shares (“Acquired Fund Class IV Shares”); and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, brokerage commissions, and subject to Section 10 below), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. To the extent that any Acquired Fund Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund: (i) the number of Acquiring Fund Class I Shares determined by dividing the net asset value per share of the Acquired Fund Class I Shares as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class I Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class I Shares as of Close of Business on the Valuation Date; (ii) the number of Acquiring Fund Class II Shares determined by dividing the net asset value per share of the Acquired Fund Class II Shares as of Close of Business on the Valuation Date by the net asset value per share of the

Acquiring Fund Class II Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class II Shares as of Close of Business on the Valuation Date; and (iii) the number of Acquiring Fund Class I Shares determined by dividing the net asset value per share of the Acquired Fund Class IV Shares as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class I Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class IV Shares as of Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class I Shares and Acquiring Fund Class II Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c) The net asset value of a share of beneficial interest of the Acquired Fund Class I Shares, Acquired Fund Class II Shares, and Acquired Fund Class IV Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The Valuation Date shall be April 22, 2016 or such other date as the Trust may designate. The Closing shall take place at the principal office of the Trust, at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, and any subsequent financial statements, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 of the Code, and the Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. For all taxable years and all applicable quarters of such years since its inception, the Acquired Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

(g) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s Registration Statement on Form N-1A under the 1933 Act (“Registration Statement”) filed with the U.S. Securities and Exchange Commission (“Commission”) or the Acquired Fund’s Prospectus.

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 of the Code, and the Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. For all taxable years and all applicable quarters of such years since its inception, the Acquiring Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s Registration Statement filed with the Commission or the Acquiring Fund’s Prospectus.

6.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on October 28, 2004 and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Acquired Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) Except for the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Acquired Fund

(a) The Trust shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide, if requested by the Acquiring Fund:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, . (the “Acquired Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief,

(3) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements (“ASC 740 Workpapers”), made available to the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(4) The tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the date of Closing.

(e) The Board of Trustees of the Trust shall call, and the Trust shall hold, a meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

(g) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(c) hereof.

(h) The Acquiring Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

8.	Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a Registration Statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Acquiring Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e) That the Acquired Fund, before the date of Closing shall have declared on or prior to the Valuation Date to the shareholders of Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Date; and (ii) any such investment company taxable income and net capital gains for its taxable year ended prior to the date of Closing to the extent not otherwise already distributed;

(f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund to be issued in accordance with Section 1 hereof under Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the voting shares of the Acquiring Fund to be issued in accordance with Section 1 hereof under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund’s shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations thereunder) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein.

(h) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on October 28, 2004 and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust,

and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(i) That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(k) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(l) If requested by the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s Assets, together with a list of portfolio securities of the Acquired Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Acquired Fund Shareholder Documentation, and (iii) if applicable, the ASC 740 Workpapers.

10.	Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Nationwide Fund Advisors (other than brokerage costs).

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2016, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.	Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13.	Indemnification

(a) The Acquired Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 13(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) The Acquiring Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 13(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(b) without the necessity of the Indemnified Parties’ first paying the same.

14.	Final Tax Returns and Forms 1099 of the Acquired Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

15.	Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

16.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Variable Insurance Trust, on behalf of NVIT Growth Fund and NVIT Large Cap Growth Fund

By
Michael S. Spangler, President and Chief Executive Officer

Acknowledged by Nationwide Fund Advisors

By
Michael S. Spangler, President

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand the NVIT Growth Fund’s and NVIT Large Cap Growth Fund’s financial performance for the past five fiscal years and are included in the each Fund’s prospectus, which are each incorporated herein by reference. The financial highlights tables below provide additional information for the most recent six-month semiannual reporting period. The information for the six-month semiannual reporting periods is unaudited. The fiscal year end of the Funds is December 31, and, accordingly, their financial highlights tables below contain information for the six-month period ended June 30, 2015.

Selected data for each share of capital outstanding throughout the periods indicated.

NVIT Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$22.31	0.06	0.73	0.79	—	—	$23.10	3.54%	$113,587,761	0.84%	0.52%	0.85%	34.61%
Year Ended December 31, 2014(e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%	$114,808,351	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013(e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%	$110,854,984	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012(e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%	$95,949,532	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011(e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%)	$92,462,025	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010(e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%	$103,647,734	0.90%	0.51%	0.90%	144.93%
Class II Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$14.54	0.02	0.48	0.50	—	—	$15.04	3.44%	$56,802,288	1.09%	0.27%	1.10%	34.61%
Year Ended December 31, 2014(e)	$13.15	0.03	1.42	1.45	(0.06)	(0.06)	$14.54	11.04%	$53,808,804	1.09%	0.22%	1.10%	119.98%
Year Ended December 31, 2013(e)	$10.25	0.05	2.96	3.01	(0.11)	(0.11)	$13.15	29.41%	$38,635,769	1.10%	0.40%	1.12%	80.68%
Year Ended December 31, 2012(e)	$9.08	0.06	1.19	1.25	(0.08)	(0.08)	$10.25	13.78%	$23,360,589	1.11%	0.62%	1.13%	82.86%
Period Ended December 31, 2011(e)(f)	$10.00	0.03	(0.87)	(0.84)	(0.08)	(0.08)	$9.08	(8.41%)	$10,277,354	1.24%	0.43%	1.25%	96.07%
Class IV Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$22.31	0.06	0.73	0.79	—	—	$23.10	3.54%	$24,914,938	0.84%	0.52%	0.85%	34.61%
Year Ended December 31, 2014(e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%	$25,188,618	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013(e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%	$25,065,061	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012(e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%	$21,291,237	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011(e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%)	$20,292,629	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010(e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%	$22,845,409	0.90%	0.51%	0.90%	144.93%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011. Total return is calculated based on inception date of May 2, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

NVIT Large Cap Growth Fund

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$22.74	0.07	0.81	0.88	—	—	—	$23.62	3.87%	$1,133,016,879	0.63%	0.61%	0.68%	26.37%
Year Ended December 31, 2014(e)	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%	$1,161,615,884	0.63%	0.55%	0.68%	47.71%
Year Ended December 31, 2013(e)	$17.31	0.12	6.22	6.34	(0.16)	—	(0.16)	$23.49	36.70%	$1,212,244,085	0.63%	0.59%	0.70%	44.07%
Year Ended December 31, 2012(e)	$14.69	0.15	2.59	2.74	(0.12)	—	(0.12)	$17.31	18.68%	$1,035,691,930	0.63%	0.88%	0.70%	46.31%
Year Ended December 31, 2011(e)	$15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	$14.69	(2.23%)	$1,034,868,666	0.65%	0.77%	0.72%	94.50%
Year Ended December 31, 2010(e)	$14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	$15.18	8.80%	$1,322,344,042	0.64%	(0.24%)	0.72%	55.10%
Class II Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$22.67	0.04	0.81	0.85	—	—	—	$23.52	3.75%	$268,859,824	0.88%	0.36%	0.93%	26.37%
Year Ended December 31, 2014(e)	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%	$282,930,748	0.88%	0.30%	0.93%	47.71%
Year Ended December 31, 2013(e)	$17.27	0.07	6.19	6.26	(0.11)	—	(0.11)	$23.42	36.29%	$304,897,633	0.88%	0.34%	0.95%	44.07%
Year Ended December 31, 2012(e)	$14.65	0.10	2.60	2.70	(0.08)	—	(0.08)	$17.27	18.42%	$271,613,800	0.88%	0.62%	0.95%	46.31%
Year Ended December 31, 2011(e)	$15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	$14.65	(2.50%)	$278,960,967	0.90%	0.51%	0.97%	94.50%
Year Ended December 31, 2010(e)	$14.07	(0.06)	1.23	1.17	—	(0.10)	(0.10)	$15.14	8.52%	$364,586,589	0.88%	(0.41%)	1.03%	55.10%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 8, 2016

NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

(800) 848-0920

www.nationwide.com/mutualfunds

NVIT Growth Fund

This Statement of Additional Information (“SAI”) relates to the Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) for the NVIT Growth Fund (formerly, American Century NVIT Growth Fund) (the “Target Fund”) dated February 8, 2016, which describes a reorganization (the “Transaction”) of the Target Fund into the NVIT Large Cap Growth Fund (the “Acquiring Fund”). Both the Target Fund and the Acquiring Fund are series of Nationwide Variable Insurance Trust (the “Trust”). As a result of the Transaction, Target Fund shareholders will be issued shares of the Acquiring Fund (“Acquiring Fund Shares”) as shown below.

Target Fund	Acquiring Fund
NVIT Growth Fund	NVIT Large Cap Growth Fund
Class I	Class I
Class II	Class II
Class IV	Class I

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus relating specifically to the Transaction. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the Trust at (800) 848-0920.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Transaction will occur in accordance with the terms of the Plan of Reorganization.

General Information

This SAI relates to (i) the acquisition by the Acquiring Fund of all of the property and assets of the Target Fund, in exchange solely for Class I and Class II shares of the Acquiring Fund; (ii) the pro rata distribution of Class I shares of the Acquiring Fund to the shareholders of the Target Fund holding Class I and Class IV shares of the Target Fund, and of Class II shares of the Acquiring Fund to the shareholders of the Target Fund holding Class II shares of the Target Fund; and (iii) the liquidation and dissolution of the Target Fund, all upon and subject to the terms and conditions of the Plan. The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur on or around April 25, 2016. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated April 30, 2015, as supplemented and amended to date, with respect to the Target Fund (previously filed on EDGAR, Accession No. 001193125-15-156204).

2.	The audited financial statements and related report of the independent registered accounting firm included in the Target Fund’s Annual Report to Shareholders for the reporting period ended December 31, 2014 (previously filed on EDGAR, Accession No. 0001193125-15-156204). No other parts of the Annual Report are incorporated herein by reference.

3.	The financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the reporting period ended June 30, 2015 (previously filed on EDGAR, Accession No. 0001193125-15-299063). No other parts of the Semi-Annual Report are incorporated herein by reference.

4.	Statement of Additional Information dated April 30, 2015, as supplemented and amended to date, with respect to the Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-15-156204).

5.	The audited financial statements and related report of the independent registered accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the reporting period ended December 31, 2014 (previously filed on EDGAR, Accession No. 0001193125-15-156204). No other parts of the Annual Report are incorporated herein by reference.

6.	The financial statements included in the Acquiring Fund’s Semi-Annual Report to Shareholders for the reporting period ended June 30, 2015 (previously filed on EDGAR, Accession No. 0001193125-15-299063). No other parts of the Semi-Annual Report are incorporated herein by reference.

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PRO FORMA FINANCIAL INFORMATION

The financial highlight tables are intended to help you understand the financial performance of the NVIT Growth Fund (formerly, American Century NVIT Growth Fund) (the “Target Fund”) and the NVIT Large Cap Growth Fund (the “Acquiring Fund”) for the past five fiscal years and are included in the Acquiring Fund’s prospectus and Target Fund’s prospectus which are each incorporated herein by reference. The Acquiring Fund’s prospectus also accompanies the Proxy Statement/Prospectus. The pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Transaction had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund for the twelve-month period ended June 30, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Transaction

The unaudited pro forma information for the twelve-month period ended June 30, 2015, has been prepared to give effect to the proposed Transaction pursuant to the Plan of Reorganization (the “Plan”) as if it had been consummated on July 1, 2014.

Basis of Pro Forma Financial Information

On December 9, 2015, the Board approved the Plan by which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Acquiring Fund Shares indicated in Table 1 below. The Acquiring Fund will issue Acquiring Fund Shares with an aggregate net asset value equal to the aggregate value of the net assets that it receives from the Target Fund, as determined pursuant to the terms of the Plan. All Acquiring Fund Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquiring Fund Shares received by the Target Fund will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated. The Acquiring Fund will be the accounting survivor of the Transaction for financial statement purposes.

Table 1 – Reorganization Shares

Target Fund Shares	Acquiring Fund Shares
Target Fund Class I	Acquiring Fund Class I
Target Fund Class II	Acquiring Fund Class II
Target Fund Class IV	Acquiring Fund Class I

Table 2 – Target Fund’s and Acquiring Fund’s Net Assets as of June 30, 2015

The Table below shows the net assets of the Target Fund, the Acquiring Fund, and the pro forma combined net assets assuming the Transaction was completed as of July 1, 2014.

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Target Fund Net Assets	Acquiring Fund Net Assets	Pro Forma Combined Net Assets after Transaction with Target Fund
$195,304,987	$1,401,876,703	$1,597,181,690

Pro Forma Adjustments

The table below reflects needed adjustments to expenses of the pro forma combined funds as if the Transaction had taken place on July 1, 2014. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense in dollars	Increase (decrease) in expense in basis points
Advisory fees	$(242,538)	(0.01)%
Accounting, custody and administration fees[1]	$(70,106)	0.00%
Transfer and disbursing agent fees[2]	$(34)	0.00%
Professional fees[3]	$(12,709)	0.00%
Trustee fees	—	0.00%
Distribution and/or service fees – Class II	—	0.00%
Miscellaneous fees[4]	$14,137	0.00%
Fee waiver/reimbursements[5]	$169,983	(0.01)%

[1]	Administration fees were adjusted to eliminate duplicative costs of administering two funds pursuant to the accounting, custody and administrative services agreements.
[2]	Transfer and disbursing agent fees were adjusted to eliminate duplicative costs of administering two funds pursuant to the transfer agency services agreement.
[3]	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
[4]	Miscellaneous fees have been restated to reflect current fees.
[5]	During the twelve-month period ended June 30, 2015, NFA agreed to limit operating expenses of the Acquiring Fund and the Target Fund in order to limit each Fund’s expenses for the year. The adjustments reflect the impact of the increase (decrease) in pro forma operating expenses of the expense limitation agreement in effect during the period.

Accounting Policy

No significant accounting policies will change as a result of the Transaction, specifically, policies regarding valuation of portfolio securities of Subchapter M of the Internal Revenue Code of 1986, as amended.

Transaction Costs

The cost of the Transaction (excluding brokerage costs), including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Transaction as well as the conversion costs and professional services fee associated with the Transaction, will be borne by NFA.

Capital Loss Carryforwards

At December 31, 2014 neither the Target Fund nor the Acquiring Fund had any aggregate capital loss carryforwards.

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